UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019

INTERPACE DIAGNOSTICS GROUP, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Explanatory Note

Interpace Diagnostics Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on July 19, 2019 announcing that the Company, Interpace BioPharma, Inc., a wholly-owned subsidiary of the Company, Cancer Genetics, Inc. (“CGI”), Gentris, LLC, a wholly-owned subsidiary of CGI (“Gentris”) and Partners for Growth IV, L.P., a secured creditor of CGI, entered into and closed on a Secured Creditor Asset Purchase Agreement (the “Asset Purchase Agreement”). The Asset Purchase Agreement contains the terms and conditions of the acquisition of assets and assumption of certain liabilities (the “Acquisition”) relating to CGI’s and Gentris’ biopharma services business (the “BioPharma Business”). This Amendment to the Original Form 8-K (“Amendment No. 1”) is being filed solely to amend and supplement the Original Form 8-K to include the required financial statements and pro forma financial information described below. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the BioPharma Business would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after its acquisition of the BioPharma Business. Except as described above, the disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The BioPharma Business audited Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 31, 2018 and 2017 as well as the accompanying notes and independent auditors’ report are filed as Exhibit 99.1 and are incorporated by reference herein.

The BioPharma Business Special Purpose Combined Statement of Assets Acquired and Liabilities Assumed as of July 15, 2019, as well as the accompanying notes are filed as Exhibit 99.2 and are incorporated by reference herein.

The BioPharma Business unaudited Special Purpose Interim Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2019 and 2018, as well as the accompanying notes are filed as Exhibit 99.3 and are incorporated by reference herein.

Pursuant to a letter dated September 10, 2019 from the staff of the Securities and Exchange Commission’s Division of Corporation Finance, the staff stated that it would not object to the filing of abbreviated financial statements of the BioPharma Business in lieu of the full financial statements required by Rule 8-04 of Regulation S-X.

(b) Pro Forma Financial Information

The Company’s unaudited Pro forma Consolidated Financial Information giving effect to the Acquisition as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018, as well as the accompanying notes are filed as Exhibit 99.4 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm
99.1	Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 31, 2018 and 2017
99.2	Special Purpose Combined Statement of Assets Acquired and Liabilities Assumed as of July 15, 2019
99.3	Special Purpose Interim Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2019 and 2018
99.4	Unaudited Pro forma Consolidated Financial Information as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

/s/ Jack E. Stover
Jack E. Stover
President and Chief Executive Officer

Date: September 20, 2019

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm
99.1	Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 31, 2018 and 2017
99.2	Special Purpose Combined Statement of Assets Acquired and Liabilities Assumed as of July 15, 2019
99.3	Special Purpose Interim Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2019 and 2018
99.4	Unaudited Pro forma Consolidated Financial Information as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018